ADMA BIOLOGICS

Advanced Therapies for the Immune Compromised

CORPORATE OVERVIEW
September 2016

Nasdaq: ADMA

WWW.ADMABIOLOGICS.COM

FORWARD-LOOKING STATEMENTS

This presentation contains "forward-looking statements", pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, about ADMA Biologics, Inc. ("we" or the "Company"), including, without limitation, statements that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words "estimate," "project," "intend," "forecast," "target," "anticipate," "plan," "planning," "expect," "believe," "will," "is likely", "will likely," "should," "could," "would," "may" or, in each case, their negative, or words or expressions of similar meaning. These forward-looking statements also include, without limitation, our plans and timing to develop, market , launch and build our own commercial infrastructure and commercialize RI-002 and the success of such efforts, the timing and ability to conduct further testing of RI-002 in humans, the expected timing of, and our ability to, obtain and maintain regulatory approvals of RI-002 or any of our other product candidates, and the labeling or nature of any such approvals, the timeframe within which we may receive approval from the U.S. Food and Drug Administration ("FDA"), if at all, of our Biologics License Application ("BLA") for RI-002, our ability to address the outstanding issues in the FDA's Complete Response Letter ("CRL"), our dependence upon one manufacturer for RI-002 and the effect any adverse events on such manufacturer could have on us or our business, our ability to generate revenue, if any, from the potential commercialization of RI-002, if approved by the FDA, the expected timing, progress and results of the clinical development, trials and regulatory approvals, our plans to increase our supplies of plasma, the potential indications for our product candidates, our ability to expand our plasma center network, regulatory processes, interpretations of final data, possible characteristics of RI-002, acceptability of RI-002 for any purpose, by physicians, patients or payers, concurrence by the FDA with our conclusions and the satisfaction by us of its guidance, the likelihood and timing of FDA action with respect to any further filings by the Company, results of the clinical development, continuing demonstrations of safety, comparability of results of RI-002 to other comparably run Intravenous Immune Globulin ("IVIG") trials, improvements in clinical outcomes, the potential of RI-002 to provide meaningful clinical improvement for patients living with primary immunodeficiency ("PI"), as well as to offer clinicians with an option for their immune compromised patients, market data and incidence of infection, potential clinical trial initiations, potential investigational new product applications, BLAs, expansion plans, the achievement of clinical and regulatory milestones, our manufacturing capability, third-party contractor capabilities and strategy; our plans relating to manufacturing, supply and other collaborative agreements; our estimates regarding expenses, capital requirements and needs for additional financing; possible or likely reimbursement levels, if any, if and when RI-002 is approved for marketing; estimates regarding market size; projected growth and sales as well as our expectations of market acceptance of RI-002; commercialization efforts relating to our product candidates and the runway and limitation of our available cash and our ability to identify alternative sources of cash or the enforceability of our patent or its effectiveness in providing protection for any of our product candidates. Such forward-looking statements are also subject to many risks and uncertainties, including without limitation, risks as to whether final and secondary data will be accepted as encouraging, positive or will otherwise lead to an effective or approved product, whether we will be able to demonstrate efficacy or gain necessary approvals to market and commercialize any product, whether the FDA will accept our data, continue to recognize its previously reported guidance, grant a license, or approve RI-002 for marketing, whether we will meet or achieve any of our clinical, regulatory or other milestones, whether we will develop any new products or expand existing ones, whether we will receive FDA approval of any future plasma centers, whether there may be changes in regional and worldwide supply and demand for source plasma, whether we will be able to attract sufficient donors and operate our new facility effectively or profitably, whether we can sell our plasma in the marketplace at prices that will lead to adequate amounts of revenue, whether we will be able to sustain the listing of our common stock on the NASDAQ Capital Market, whether we will meet any timing targets we express, and other risks and uncertainties as identified below. Therefore, current and prospective security holders are cautioned that there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent to the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation or warranty by the Company, or any other person, that the objectives and plans of the Company will be achieved in any specified time frame, if at all. The forward-looking statements contained in this presentation represent the Company's estimates and assumptions only as of the date of this presentation, and the Company undertakes no duty or obligation to update or revise publicly any forward-looking statements contained in this presentation as a result of new information, future events or changes in the Company's expectations, except as required by applicable law or rules. Forward-looking statements are subject to many risks, uncertainties and other factors that could cause our actual results, and the timing of certain events, to differ materially from any future results expressed or implied by the forward-looking statements, including, but not limited to, the risks and uncertainties described in our filings with the U.S. Securities and Exchange Commission, including our most recent reports on Form 10-K, 10-Q and 8-K, and any amendments thereto.

CORPORATE HIGHLIGHTS

Mission

- Committed to developing and commercializing specialty, human Immune Globulin (IG) products, derived from specialty/high-titer plasma donor pools, for immune-compromised patients at risk for infection

Positive Data

- Pivotal Phase III trial for RI-002 met primary endpoint
  - Secondary endpoints achieved

RI-002 – IVIG Lead Product

- Novel IVIG, manufactured from a unique plasma pool formed by blending high-titer Respiratory Syncytial Virus (RSV) plasma with normal source plasma to achieve standardized levels of anti-RSV antibodies
- Initial target indication Primary Immune Deficiency Disease (PIDD)
- Potential follow-on, label expansion indication for prevention/treatment of RSV in immune-compromised patients
- IP patent granted "Compositions and Methods for Treatment of Immunodeficiency"
- Potential pricing in line with hyperimmune products

Sizeable Market Opportunity

ADMA BioCenters Subsidiary Provides Source Plasma and an Additional Revenue Source

BLOOD & PLASMA COMPOSITION

- Blood Contains: Plasma, Red Cells, White Cells and Platelets
- Plasma Contains: Protein and Water
- Plasma Proteins Contain Many Therapeutic Benefits
  - IVIG is made from a key therapeutic protein in plasma: IgG
  - IgG = naturally occurring polyclonal antibodies against bacteria, fungus and viruses

Composition of Blood



45%
RED & WHITE BLOOD CELLS AND PLATELETS
55% PLASMA
90% WATER
7% PROTEIN
3% OTHER
60% ALBUMIN
15% IgG
1% FACTOR VIII
24% OTHER

ADMA's drug candidates are derived from specialized IgG proteins (IG)

ADMA BIOLOGICS

SIZEABLE MARKET – IMMUNE GLOBULIN (IG)

IG is Widely Used and Reimbursed for a Variety of On-Label and Evidence-Based Disorders
~$4.8 Billion U.S. Immune Globulin (IG) Market

U.S. IG market (2009-14)
Billions of dollars



5
4
3
2
1
0
~$2.4
~$2.8
~$3.0
~$3.2
~$4.4
~$4.8
2009
2010
2011
2012
2013
2014

- Intravenous immune globulin (IG) is a pooled plasma product from healthy plasma donors, containing a range of polyclonal antibodies against common pathogens
  - IG is used to treat:
    - Primary immune deficiencies
    - Autoimmune diseases
    - Immune-compromised patients
    - Neuropathic diseases
  - In the U.S., IG products are marketed by 7 companies (including CSL Behring, Grifols and Shire/Baxalta etc.)
  - Growth Drivers:
    - New research and data
    - New markets (emerging countries)
    - Aging population

Uses of IG Products

FDA-Approved Uses*	Additional Reimbursed Evidence-Based Uses		
Primary immunodeficiency (PIDD)	Acquired red cell aplasia	Multiple myeloma	Rasmussen's syndrome
Multifocal motor neuropathy	Bone marrow transplantation	Myasthenia gravis	Renal transplant from live donor
B-cell chronic lymphocytic leukemia	Dermatomyositis	Neonatal hemochromatosis	Solid organ transplantation
Immune thrombocytopenic purpura	Enteroviral meningoencephalitis	Parvovirus B19	Staphylococcal toxic shock
Kawasaki syndrome	Established bacterial sepsis	Pediatric HIV	Systemic lupus erythematosus
Chronic inflammatory demyelinating polyneuropathy	Multiple sclerosis	Post transfusion purpura	Toxic epidermal necrolysis

Source: ADMA information, on file, AAAAI, FDA, Product prescribing information, United Healthcare, Aetna, L.E.K. Consulting research and analysis
Any market information for IVIG is not necessarily indicative of the expected market for RI-002
* Not all uses approved for all IG products by FDA

ADMA BIOLOGICS

STRONG LINK BETWEEN IMMUNE-COMPROMISED PATIENTS AND INFECTIONS

- Lower Respiratory Tract Infection is Among the Most Common Infectious Cause of Death in the World
  - Stated by the World Health Organization
- Most Bacterial Pneumonias are Preceded by a Viral Upper Respiratory Tract Infection (URTI)
  - Viral URTI impairs the normal defenses against bacterial infections
- In the U.S., RSV Infection is the Most Common Viral Cause of Pneumonia in Children and Infants and the Second Most Common Cause of Viral Pneumonia in Adults

Respiratory Syncytial Virus (RSV) Overview

- RSV Infection is a Serious Problem for Immune-Compromised Patients
- Approximately 5-15% RSV Infection Rate in Immune-Compromised Patient Populations
- RSV-Infected Hematopoietic Stem Cell Transplant (HSCT) Patients have a Poor Prognosis:
  - Approximately 41% of untreated patients progress to lower respiratory tract (LRT) disease
  - Approximately 25% of patients treated with current standard of care (e.g., ribavirin) progress to LRT disease
  - LRT disease has up to approximately a 40% mortality rate
- RSV Season Typically Lasts for up to 30 Weeks Depending upon Geographic Location

PIDD REPRESENTS A SIGNIFICANT MARKET OPPORTUNITY FOR ADMA

- RI-002 is Targeted to Immune-Compromised Patients
- Initial Indication Patient Target: Primary Immune Deficiency Disease (PIDD)
- Approximately 250,000 PIDD Patients in the U.S., 50% are Treated with IG (~125,000)
- IDF 2013 National PIDD Treatment Survey Suggests that Over 60% of PIDD Patients Suffer from Chronic Conditions such as Asthma & COPD and Over 25% of Survey Respondents Reported Some Type of Lung Impairment in the Prior 12 Months

Class	Est. Incidence (U.S. Population)	Comments	Target Population Numbers
Common Variable Immune Deficiency (CVID)	1 in 25,000 to 1 in 50,000 (7,000-14,000 patients)	30% to 50% of these patients have both T-Cell and B-cell deficiencies, some with CLD	2,000 to 5,000 patients
Severe Combined Immune Deficiency Syndrome (SCID)	New diagnoses of ~100 cases reported each year	SCID patients lack T and B -cell function, many receive bone marrow transplant upon diagnosis, many require IVIG treatments post transplant	500-1,000 patients on IVIG post transplant
Wiskott-Aldrich Syndrome (WAS)	4 in every 1,000,000 males has the disorder - sometimes not diagnosed until adulthood	WAS patients lack T-cell function, many receive bone marrow transplant upon diagnosis, many require IVIG treatments post transplant	600 patients on IVIG therapy
DiGeorge Syndrome (DGS)	1 in 4,000 births suffers from DGS (700-800 patients)	70%+ of these patients have both T-Cell and B-cell deficiencies	1,000 patients receive IVIG therapy
Ataxia Telangiectasia (AT)	1 in 40,000 to 1 in 100,000	Patients typically have neuromuscular issues along with T-cell immunodeficiency; patients are more susceptible to infection and to cancer	3,000 to 8,000 patients
X-Linked Hyper IgM Deficiency (XHMD)	2 in every 1,000,000 males	Patients have low levels of three other classes of antibodies: immunoglobulin G (IgG), immunoglobulin A (IgA), and immunoglobulin E (IgE)	350 patients receive IVIG therapy
X-Linked Agammaglobulinanemia (XLA)	1 in 10,000 are diagnosed with XLA (35,000 patients)	The absence of functional BTK protein blocks B cell development, many patients require more frequent IVIG infusions (3 weeks v. 4 weeks)	3,500 patients are more susceptible to viral infections

Target Patient Population of 8,500 to 15,000 patients

MARKET RESEARCH – PIDD AND INFECTIONS

In a Limited and Subjective Survey Conducted on our Behalf, Physicians Polled were Found to have the Following Views Regarding PIDD Patients:

Higher RSV concern

Patient Types	RSV Ranking within Most Concerning Infections*	Most Concerning Infection*
< 5 years old, T-cell / combined immune deficiency	#3	Bacterial pneumonia
> 5 years old, chronic lung problems	#4	Bacterial pneumonia
> 5, with T-cell or combined immune deficiency	#9	Bacterial pneumonia
Other	#11	Bacterial pneumonia

Lower RSV concern

Note: * List of infections in survey includes RSV, herpes virus, enterovirus, CMV, MRSA, viral pneumonia, bacterial pneumonia, meningitis, clostridium difficile, staphylococcal infections, and other (free response)
Source: L.E.K. survey, interviews and analysis

- Responding physicians viewed bacterial infections as the most concerning infection in PIDD patients
- Responding immunologists and infectious disease specialists both recognized the serious nature of RSV infections and its resulting complications among their patients

ADMA BIOLOGICS

MARKET RESEARCH – PIDD TARGET PATIENT POPULATION SPECIFICS

PIDD - Risk Factors for Infection

- Type and severity of immune deficiency
- Age
- Impaired pulmonary function
  - Bronchiectasis
  - Asthma
  - History of respiratory infection/environmental conditions
  - Chronic lung disease

2013 IDF National PIDD Treatment Survey

- 63% of respondents reported having asthma, 13% have COPD
- 46% of PIDD patients reported they suffer from chronic lung conditions
  40% of PIDD patients report lung infections and other infections in the prior 12 months
- Approximately 5% of PIDD patients reported being hospitalized in the prior 12 months due to lung impairments

ADMA'S IP - HOW IS RI-002 DIFFERENT THAN OTHER IG PRODUCTS?


NORMAL SOURCE PLASMA DONORS
HIGH-TITER RSV ANTIBODY PLASMA DONORS

- Meets FDA Requirements for IVIG Products
  - Donor pool size > 1,000
  - Minimum titers to certain infectious agents – release testing specifications
  - Polyclonal antibodies meet FDA requirements
- Plasma Pool Derived from Blending Normal Source Plasma and High-Titer RSV Neutralizing Antibody Rich Plasma
  - Process yields an IG product which meets the FDA release specifications for treatment of patients with PIDD as well as containing specific levels of RSV antibodies in the final product preparation
  - Process is protected by an issued patent to eliminate lot-to-lot variability of certain specific polyclonal antibodies

ADMA BIOLOGICS

LEAD PRODUCT CANDIDATE SUMMARY

RI-002

Polyclonal IG Product Enriched by Using a Plasma Pool Derived from Blending High-Titer RSV Donors and Normal Source Donors

- Targeted to immune-compromised patients
- Phase III primary efficacy endpoint was achieved

- Initial indication: PIDD
- RI-002 may offer clinicians an IG product that provides:
  - Various polyclonal antibodies (e.g., *S. pneumoniae*, CMV, H flu Type B., etc.)
  - An IG with a differentiated, unique plasma pooling process which results in a IVIG product candidate with standardized levels of neutralizing RSV antibodies
  - Immediate availability of neutralizing polyclonal anti-RSV antibodies
- Potential future follow-on target populations for RSV specific indications:
  - HSCT/BMT
  - Solid organ transplant
  - Chemotherapy
  - Other immune-compromised patients



ADMA BIOLOGICS

ADMA PIPELINE

Potential Follow-On Indication Populations

After Initial FDA Approval, ADMA May Seek to Expand the Label for RI-002 to Address These Populations' Unmet Medical Needs Regarding RSV Infection

- HSCT
  - ~25,000 procedures/year performed in the U.S.
- Solid Organ Transplant (lung, heart, liver and multi-organ)
  - ~11,000 solid organ transplants/year (excluding kidney transplants) performed in the U.S.
- Cancer patients receiving chemotherapy
  - ~375,000 patients/year receive chemotherapy in the U.S. (winter months)

Potential Follow-On Products

- By leveraging ADMA's IP, know-how and expertise, the company may seek to expand its product portfolio with additional specialty IG products by building upon its core competency of identifying high-titer plasma donors through donor screening assay development and donor antibody stimulation programs

ADMA BIOLOGICS

Regulatory Update & Phase III Data Review

September 2016

REGULATORY UPDATE

- BLA Submitted and Accepted for Filing by FDA 3Q 2015
  - Positive Phase III trial achieved primary endpoint
  - Safety and efficacy data confirmed
- CRL Received from FDA 3Q 2016
  - CRL did not mention the need for any new trials or additional data
  - Letter identified, among other things, certain third-party manufacturer inspection issues and vendor compliance issues
- ADMA is Working Closely with Its Vendor and Manufacturing Partners to Address the Outstanding Issues and Respond to the CRL

POSITIVE DATA FOR RI-002 IN PHASE III CLINICAL TRIAL

- Pivotal Phase III Trial Achieved Primary Endpoint
  - RI-002 prevented serious bacterial infections such as bacterial pneumonia, osteomyelitis and bacterial sepsis
- Trial was Based on:
  - FDA's "Guidance for Industry: Safety, Efficacy and Pharmacokinetic Studies to Support Marketing of Immune Globulin Intravenous (Human) as a Replacement Therapy for Primary Humoral Immunodeficiency" (CBER, June 2008)

Patient Population	Primary Immune Deficiency Disease (PIDD)
Primary Endpoint	• *Rate of serious bacterial infection (SBI) per patient-year must be < 1 SBI per patient-year
Results	• RI-002 demonstrated no SBI in 55 patient/years • These results met the FDA requirement of < 1 SBI per Patient-Year
Secondary Endpoints	• Safety, incidence of all infections, missed days of work or school, hospitalizations, ER visits, antibiotic use • PK profile of total IgG and specific antibody level testing for H. flu type B, CMV, measles, tetanus and RSV

*A serious infection is defined by FDA to be: bacteremia / sepsis, bacterial meningitis, osteomyelitis / septic arthritis, bacterial pneumonia and visceral abscess.

CLINICAL TRIAL DATA REVIEW

Patient Demographics

Characteristics/ Statistics	Total (Subjects=59)	3-Week Cycle (Subjects=19)	4-Week Cycle (Subjects=40)
Age (Years)			
N	59	19	40
Mean (SE)	41.8 (2.84)	38.6 (4.94)	43.3 (3.48)
SD	21.78	21.53	22.01
Min, Max	3, 74	5, 70	3, 74
Age Group			
2-6 Years	2 (3.4%)	1 (5.3%)	1 (2.5%)
7-11 Years	4 (6.8%)	1 (5.3%)	3 (7.5%)
12-16 Years	5 (8.5%)	1 (5.3%)	4 (10.0%)
>16 Years	48 (81.4%)	16 (84.2%)	32 (80.0%)
Sex			
Male	28 (47.5%)	7 (36.8%)	21 (52.5%)
Female	31 (52.5%)	12 (63.2%)	19 (47.5%)

Data on file, ADMA Biologics

CLINICAL TRIAL DATA REVIEW

Primary Endpoint

	Total			3-Week Cycle			4-Week Cycle		
	Total Events	Subjects (N=59) N (%)	Infusions (I=793) N (%)	Total Events	Subjects (N=19) N (%)	Infusions (I=294) N (%)	Total Events	Subjects (N=40) N (%)	Infusions (I=499) N (%)
Serious Bacterial Infection	0	0	0	0	0	0	0	0	0

*A serious infection is defined by FDA to be: bacteremia / sepsis, bacterial meningitis, osteomyelitis / septic arthritis, bacterial pneumonia and visceral abscess.

Data on file, ADMA Biologics

CLINICAL TRIAL DATA REVIEW

Number of Days Lost from Work / School / Day Care Due to Infections

Statistics	Total (Subjects=59)	3-Week Cycle (Subjects=19)	4-Week Cycle (Subjects=40)
Total Days Missed in the Study	93	27	66
No. of Days Missed Per Person Per Year	1.66	1.56	1.71
1-Sided 95% Upper Bound	1.97	2.14	2.09

Hospitalizations Due to Infection

Summary Category	Total (Subjects=59)	3-Week Cycle (Subjects=19)	4-Week Cycle (Subjects=40)
Total Hospitalizations Due to Infections	1	0	1
Number of Days of Hospitalization	5	0	5
Hospitalizations Per Subject Per Year	0.018	0.000	0.026

Unscheduled Medical Visits to ER or Physician's Office Due to Infection

Summary Category	Total (Subjects=59)	3-week Cycle (Subjects=19)	4-week Cycle (Subjects=40)
Total Visits In The Study	54	18	36
Visits Per Person Per Year	0.966	1.041	0.933
1-sided 95% Upper Bound	1.209	1.533	1.227

Data on file, ADMA Biologics

CLINICAL TRIAL DATA REVIEW

Study Drug Related TEAEs Occurring in >5% of Subjects

	Total			3-Week Cycle			4-Week Cycle		
Preferred Team	Total Events	Subjects (N=59) n (%)	Infusions (I=793) n (%)	Total Events	Subjects (N=19) n (%)	Infusions (I=294) n (%)	Total Events	Subjects (N=40) n (%)	Infusions (I=499) n (%)
Subjects / Infusions with > 1 Event	55	26 (44.1)	39 (4.9)	22	10 (52.6)	17 (5.8)	33	16 (40.0)	22 (4.4)
Headache	10	8 (13.6)	10 (1.3)	3	3 (15.8)	3 (1.0)	7	5 (12.5)	7 (1.4)
Adverse Drug Reaction	4	3 (5.1)	4 (0.5)	0	0	0	4	3 (7.5)	4 (0.8)
Diarrhoea	3	3 (5.1)	3 (0.4)	2	2 (10.5)	2 (0.7)	1	1 (2.5)	1 (0.2)
Fatigue	7	3 (5.1)	7 (0.9)	6	2 (10.5)	6 (2.0)	1	1 (2.5)	1 (0.2)
Migraine	3	3 (5.1)	3 (0.4)	1	1 (5.3)	1 (0.3)	2	2 (5.0)	2 (0.4)
Myalgia	4	3 (5.1)	4 (0.5)	3	2 (10.5)	3 (1.0)	1	1 (2.5)	1 (0.2)
Pruritus	3	3 (5.1)	3 (0.4)	0	0	0	3	3 (7.5)	3 (0.6)

Infusion related AE's:

- 7 patients required premedication (88% of patients required no premedication)

Data on file, ADMA Biologics

CLINICAL TRIAL DATA REVIEW



Trough IgG (mg/dL)
1500.00
1000.00
500.00
0.00
Mean (± SE)
FDA Guidance – target of 500mg/dL
Screening
Infusion 1 (Baseline)
Infusion 2
Infusion 3
Infusion 4
Infusion 5
Infusion 6
Infusion 7
Infusion 8
Infusion 9
Infusion 10
Infusion 11
Infusion 12
Infusion 13

Trial Dosing:
3 week – 527.3mg/kg (n=19)
4 week – 491.1mg/kg (n=40)

Data on file, ADMA Biologics

CLINICAL TRIAL DATA REVIEW

Maximum Fold Increase in Serum Antibody Neutralizing Titers Achieved in Populations Receiving RI-002 as Compared to Baseline Titer Prior to RI-002 Administration

		Total (n=31)*
RSV	Mean Fold Increase (s.e)	5.3 (0.54)
	P Value	.0001
H. Influenza	Mean Fold Increase (s.e)	3.2 (0.25)
	P Value	.0001
S. Pneumoniae	Mean Fold Increase (s.e)	2.9 (0.30)
	P Value	.006

Data on file, ADMA Biologics

Commercialization & Market Research Overview

September 2016

U.S. COMMERCIALIZATION STRATEGY

Overall Plan	• Hire small, specialty sales force targeting physicians who identify infections in immune compromised patients • Immunologists, Infectious Disease, Pulmonologists, Hematologists, etc.
Addressable Programs	• ~500 leading specialty programs for treating PIDD patients in the U.S.
Key Targets	• Immunologists & Infectious Disease Physicians - Market to hospitals, physician offices/clinics, and other specialty treatment organizations who treat immune compromised patients
Market Access	• HEOR in support of value-based market access strategies for coding and coverage • Dossier and reimbursement support programs
Fulfillment	• May use a network of national distributors to fulfill orders
Experience	• Management & Board has substantial prior direct experience with marketing and selling plasma-derived therapeutics
Additional Staffing	• May include patient support, medical affairs, medical science liaisons, account managers/sales, QA/QC, regulatory affairs, reimbursement, supply-chain and logistic amongst other customary positions

ADMA BIOLOGICS

EXPERIENCED MANAGEMENT TEAM AND BOARD OF DIRECTORS

Name	Selected Current or Past Affiliations
Adam Grossman Founder, President, CEO & Director	MedImmune; GENESIS; Genesis Bio-Pharmaceuticals, Inc.; nhs National Hospital Specialties; American Red Cross
Brian Lenz, CPA Chief Financial Officer	KPMG; BioNJ; CorMedix
James Mond, M.D., PH.D. Chief Scientific Officer & Chief Medical Officer	National Institutes of Health; BIOS NEXUS Incorporated
Steven Elms Chairman	AISLING CAPITAL
Dr. Jerrold Grossman Founder & Vice Chairman	GENESIS; Genesis Bio-Pharmaceuticals, Inc.; nhs National Hospital Specialties; immuno; New York Blood Center
Lawrence Guiheen Director	Baxter; PPTA Plasma Protein Therapeutics Association; KEDRION BIOPHARMA
Eric Richman Director	PharmAthene; MedImmune; HealthCare Ventures LLC
Dov Goldstein, M.D. Director	AISLING CAPITAL
Bryant Fong Director	BIOMARK CAPITAL

ADMA BIOLOGICS

CORE COMMERCIAL TEAM

Real World Experience and Successful Track Record with Infectious Disease, Immunology and Plasma Products

James Hauert

SVP Commercialization & Strategy

- Formerly, Baxter – IVIG and plasma products launch experience

Alan Erck

VP Sales and National Accounts

- Formerly Horizon Pharma (Vidara) – PIDD and infectious disease

Michelle Park, Pharm.D.

Associate Director, Medical Affairs

- Formerly Horizon Pharma (Vidara) – Immunology and infectious disease group

Theresa Gwaltney

Senior Director, Supply Chain Operations

- Formerly Shire (previously ViroPharma and Lev Pharma) – Plasma products

MARKET RESEARCH & COMMERCIALIZATION PLANNING

- L.E.K. Consulting engaged to conduct ~36 interviews across a range of key stakeholder groups as well as a quantitative survey of 150 physicians
- Interviewees included:
  - Immunologists (n=12)
  - Infectious Disease Specialists (n=10)
  - KOL Experts (n=2)
  - Payer/Hospital P&T (n=5)
  - Biotech/Biopharmaceutical Industry (n=3)
  - ADMA Biologics KOL's and Contacts (n=4)
- Survey respondents:
  - 76 Immunologists
  - 74 Infectious Disease Specialists

Source: L.E.K. analysis

ADMA BIOLOGICS

MARKET RESEARCH SUMMARY

- Physicians Reported to be Enthusiastic about RI-002
- RI-002 is Expected to Provide Broad Immune Protection to Immune Compromised Patients with PIDD
- Offers further optionality for patients who may benefit from a unique antibody profile IVIG option
  - RI-002's unique antibody profile may allow physicians to treat patients differently based on patients' infection susceptibility profile and risk factors
  - Regular prophylactic treatment with immune-boosting IG is commonly considered the standard of care for immune deficient patients, as a way to improve their overall immunity
- The survey respondents report that RSV infections often result in high mortality rates following progression to the lower respiratory tract, particularly for children <5 years of age and/or patients who have chronic lung conditions

Source: L.E.K. analysis

ADMA BIOLOGICS

MARKET RESEARCH SUMMARY

- **Immunologists and Infectious Disease Specialists**
- Physicians expect the highest adoption of RI-002 within PIDD patients <5 years of age, as well as potential use among other immune compromised patients with chronic lung conditions
- Due to the standardization in manufacturing and plasma pooling of RI-002, when surveyed, physicians commonly perceive it to have enhanced prophylactic and therapeutic efficacy in at-risk or infected patients
- **Payers**
- Payers noted that given the antibody profile of RI-002 and its likely clinical benefit within PIDD patients, they would expect to cover it similarly to hyperimmune products
  - Would likely allow for reimbursement in other use cases where a clinical benefit is considered medically necessary (e.g., in transplant patients) with medical letters of support
  - Payers believe that pricing which is in-line with current and historical products with a hyperimmunity profile (e.g., CytoGam® and RespiGam®) would be acceptable for a new product candidate like RI-002

Source: L.E.K. interviews and analysis

ADMA BIOLOGICS

ADMA Biocenters
Plasma Procurement Overview

September 2016

U.S. DEMAND FOR SOURCE PLASMA IS GROWING

- Hundreds of Diseases are Treated With Products Made From Human Plasma
  - Over 24 million liters of source plasma collected in the U.S. annually
  - Typical plasma collection center can collect 30,000 to 50,000 liters of source plasma annually
  - Many countries utilize U.S. plasma for their manufacturing programs
  - New fractionation and manufacturing facilities are being established worldwide
- Plasma Products Sold in the U.S. Must Be Manufactured Only From Plasma Collected At U.S. Approved Source Plasma Centers
  - Many countries require use of U.S. plasma as supply source



Number of U.S. FDA Approved Plasma Collection Centers
600
500
400
300
200
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015



Total U.S. Source Plasma Collections (Millions of Liters)
30
25
20
15
10
5
0
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

The U.S. Plasma Supply is Among the Safest in the World

ADMA BIOLOGICS

ADMA BIOCENTERS FULFILL SEVERAL IMPORTANT STRATEGIC GOALS

ADMA BioCenters

The power is in you!



- **ADMA BioCenters**
  - 2 Approved FDA, GHA and Korean MFDS BioCenters
- **Ownership of Source Plasma is a Strategic Asset**
  - Plasma collection centers provides self-sourced raw material
  - Reduces exposure to market fluctuations in plasma supply and pricing
- **Plasma Collection Centers Generate Meaningful Revenues**
  - A base business which is currently revenue generating
  - Steady revenues with firm multi-year supply contracts
  - Additional centers can be opened as demand increases
  - A single plasma center can generate revenues in excess of $6+ million at full capacity




YoY Revenue Growth (in Millions)
$8
$6
$4
$2
$0
CAGR ~ 56%
2011
2012
2013
2014
2015

ADMA BIOLOGICS

Milestones & Financial Highlights

September 2016

MILESTONES

Completed

- Phase III study: Positive primary endpoint data announced
- Secondary endpoint results announced from Phase III clinical trial
- BLA submitted to FDA for RI-002, with positive Phase III data
- U.S. patent granted for compositions and methods for the treatment of immunodeficiency
- FDA approved 2nd ADMA BioCenter
- BLA filed 3Q 2015

Future Objectives

- Initiation of new specialty plasma collection programs at ADMA BioCenters
- Respond to CRL and Resubmit BLA for RI-002
- Obtain FDA approval for RI-002
- First commercial sales of RI-002
- Explore potential future indications
- Explore potential use of company IP for development of pipeline products

FINANCIAL INFORMATION

Financial Summary as of 6/30/2016	
Cash, cash equivalents and short-term investments	$23.8M
Total assets	$31.7M
Total liabilities	$27.8M
Total stockholders' equity	$3.9M
Revenue (1H 2016)	$4.4M
Common shares outstanding	12.9M
Fully diluted shares outstanding	14.7M

CORPORATE HIGHLIGHTS

- **Mission**
  - Committed to developing and commercializing specialty, human Immune Globulin (IG) products, derived from specialty/high-titer plasma donor pools, for immune-compromised patients at risk for infection
- **Positive Data**
  - Pivotal Phase III trial for RI-002 met primary endpoint
    - Secondary endpoints achieved
- **RI-002 – IVIG Lead Product**
  - Novel IVIG, manufactured from a unique plasma pool formed by blending high-titer Respiratory Syncytial Virus (RSV) plasma with normal source plasma to achieve standardized levels of anti-RSV antibodies
  - Initial target indication Primary Immune Deficiency Disease (PIDD)
  - Potential follow-on, label expansion indication for prevention/treatment of RSV in immune-compromised patients
  - IP patent granted "Compositions and Methods for Treatment of Immunodeficiency"
  - Potential pricing in line with hyperimmune products
- **Sizeable Market Opportunity**
- **ADMA BioCenters Subsidiary Provides Source Plasma and an Additional Revenue Source**